UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): April 20, 2018

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2018, Palatin Technologies, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity LLC (“Canaccord”), pursuant to which the Company may, from time to time, sell shares of the Company’s common stock, par value $0.01 per share (the “Shares”), having an aggregate offering price of up to $25,000,000 through Canaccord, as the Company’s sales agent.

The Shares will be offered and sold by the Company pursuant to its previously filed and currently effective Registration Statement on Form S-3 (Reg. No. 333-206047) (the “Registration Statement”). The Shares may only be offered and sold by means of a prospectus, including a prospectus supplement, forming part of the effective Registration Statement. Sales of the common stock, if any, will be made at market prices by methods deemed to be an “at-the market-offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made directly on the NYSE American, on any other existing trading market for the common stock, or to or through a market maker other than on an exchange.

We will pay Canaccord a commission rate of 3.0% of the gross proceeds from the sales of common stock sold pursuant to the terms of the Equity Distribution Agreement. The Equity Distribution Agreement also contains, among other things, customary representations, warranties and covenants by the Company and indemnification obligations of the Company and Canaccord as well as certain termination rights for both the Company and Canaccord. The Company has no obligation to sell any Shares under the Equity Distribution Agreement, and may at any time suspend solicitation and offers under the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell the Shares or a solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

1.1	Equity Distribution Agreement, dated April 20, 2018, between Palatin Technologies, Inc. and Canaccord Genuity LLC
5.1	Opinion of Thompson Hine LLP, dated April 20, 2018.
23.1	Consent of Thompson Hine LLP (including in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: April 20, 2018	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

1.1	Equity Distribution Agreement, dated April 20, 2018, between Palatin Technologies, Inc. and Canaccord Genuity LLC
5.1	Opinion of Thompson Hine LLP, dated April 20, 2018.
23.1	Consent of Thompson Hine LLP (including in Exhibit 5.1 above).

4